Page 1
                                                             EXHIBIT 10.1

                  CONFIDENTIAL MATERIALS OMITTED AND FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS DENOTE SUCH OMISSIONS.

LICENSE AGREEMENT

      This License Agreement is made and entered into as of June   , 1997,
by and between THE PANDA PROJECT INC. ("PANDA" or "Licensor"), a corporation existing under the laws of Florida, which has its principal office at 901 Yamato Road, Boca Raton, Florida, and LG CABLE & MACHINERY LTD. ("LGC" or "Licensee"), a corporation which has its principal office at 555, Hogye-dong, Dong an-gu, Anyang-shi, Kyungki-do 430-080, Korea.

      WHEREAS, Licensor possesses certain valuable intellectual and industrial property rights; and

      WHEREAS, Licensor is willing to grant, and Licensee desires to acquire the right to use such rights on a worldwide basis in accordance with the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and mutual promises, terms and conditions of this License Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


I.    DEFINITIONS
      -----------

      A. "Licensed Product" shall mean a semiconductor package as described in the patent applications identified in Appendix A of this License Agreement, and any improvements, modifications, and derivations thereof and know-how related thereto owned, developed, or acquired (except in a grant back from another PANDA licensee) by PANDA, and which PANDA has the right to license during the term of this License Agreement.

      B. "Licensed Process" shall mean any process or method pertaining to the use, manufacture, or testing of Licensed Product and all know-how related thereto developed and supplied by Panda and/or its affiliates.

      C. "Licensed Product Sold" or "Sale" of a Licensed Product shall mean the sale, lease, or other transfer of a Licensed Product or a product incorporating a Licensed Product to a third party by LGC; or the internal use of a Licensed Product by LGC or an LGC Affiliate. A product shall be considered sold at the time of invoicing or shipment, whichever is earlier, or if there is no such invoicing or shipment, in the case of internal use, at the time of such use.

      D. "Patent Rights" shall mean any United States or foreign patent applications or patents owned, controlled, or acquired by PANDA in whole or in part, during the term of this License Agreement, relating to Licensed Product or Licensed Process, and which PANDA has the right to license, which disclose and claim Licensed Process or Licensed Product, and to any reissues, reexaminations, divisions, continuations, and

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continuations-in-part.  Such "Patent Rights" shall not include licenses or sublicenses related to Licensed Products or Licensed Process granted at any time to PANDA by its other licensees.

      E. "Proprietary Information" shall mean all information or trade secrets of any description relating to Licensed Product or Licensed Process developed by, owned, or controlled by PANDA at any time prior to the termination or expiration of this License Agreement, including, but not limited to, the development, selling, marketing, use, properties, structures, compositions, manufacture or quality control of Licensed Product or Licensed Process, and including, but not limited in form, to samples, prototypes, data books, manufacturing instructions, drawings, formulae, and customer lists. Proprietary Information does not include:
(i) information which was known by LGC prior to receipt from PANDA; (ii) information lawfully disclosed to LGC by a third party which did not derive the information from PANDA; and (iii) information which is or becomes a matter of public knowledge or part of the public domain other than through a breach of this License Agreement.

      F. "LGC Affiliate" shall mean any corporation, firm, partnership, proprietorship, or other form of business organization over which control is exercised by LGC, and any corporation, firm, partnership, proprietorship, or other form of business organization in which LGC has at least a fifty-one percent (51%) ownership interest, or the maximum ownership interest LGC is permitted to have in the country where such business organization exists, and any entity under common control with LGC.

      G. "PANDA Affiliate" shall mean any corporation, firm, partnership, proprietorship, or other form of business organization over which control is exercised by PANDA, and any corporation, firm, partnership, proprietorship, or other form of business organization in which PANDA has at least a fifty-one percent (51%) ownership interest, or the maximum ownership interest PANDA is permitted to have in the country where such business organization exists, and any entity under common control with PANDA.

      H. "Effective Date" shall mean the later of the date of signature of this License Agreement by authorized representatives of PANDA and LGC.


II.   GRANT OF LICENSES
      -----------------

      Subject to the terms of this License Agreement, PANDA agrees to grant and does grant to LGC a non-exclusive, worldwide license during the term of this License Agreement to make, have made for it, import, use, sell, offer for sale, or otherwise dispose of Licensed Product and to use and have used the Licensed Process under Patent Rights and Proprietary Information; provided, that no license is granted hereunder for LGC to make, have made for it, use, sell or otherwise dispose of Licensed Products or to use or have used the Licensed Process in the development, manufacture and sale or other distribution of switches incorporating Fast Ethernet technology.
Such license does not include the right to grant sublicenses or assign this license, except that PANDA agrees that LGC shall have the right to grant a

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sublicense to LG Semicon Co., Ltd. ("LGS") provided that:  (i) the terms of the sublicense to LGS shall be consistent with the terms of the license set forth in this License Agreement; (ii) the royalties payable in accordance with the terms of the sublicense granted by LGC to LGS shall be at least equal to those set forth in Appendix C of this License Agreement; and (iii) LGC shall be responsible for the payment to PANDA of the royalties payable in accordance with the terms of the sublicense. The grant of the above license or any part thereof to LGS pursuant to this Section II shall not release LGC from any of its obligations under this License Agreement.

      PANDA agrees not to grant any additional licenses to make or to have made the Licensed Product within Korea for two years and six months from the effective date of this License Agreement.


III.  CONFIDENTIALITY CLAUSE BY LGC
      -----------------------------

      A. Except as may be required by law or by a governmental agency, LGC agrees that it will not, directly or indirectly, disseminate, disclose or otherwise make available to any third party, or reverse engineer, any Proprietary Information and will use the same degree of care to prevent disclosure thereof that LGC uses to protect its own proprietary and confidential information, but in any event no less than a reasonable level of care. LGC agrees to obligate LGC Affiliates to abide by this confidentiality obligation. Employees of LGC or LGC Affiliates shall be provided access to Proprietary Information by LGC only on a "need to know" basis and shall be advised by LGC of the confidential nature thereof, and shall be bound by written agreement to protect the confidentiality of such information. The provisions hereof shall survive expiration or termination of this License Agreement for a period of seven (7) years.

      B. LGC and LGC Affiliates are authorized to disclose to their distributors and customers only such Proprietary Information received from PANDA concerning the Licensed Process and Licensed Product as is reasonably necessary to enable Licensed Product to be sold, leased, placed or used, and LGC and LGC Affiliates are authorized to disclose to their respective contractors and suppliers only such Proprietary Information received from PANDA as is reasonably necessary to enable LGC or LGC Affiliates to make or have made the Licensed Product.

      LGC shall have the obligation to bind by written agreement any such distributor, customer, contractor, or supplier receiving Proprietary Information to protect the confidentiality of such information.


IV.   ROYALTY CLAUSE
      --------------

      A. The Licenses granted under Section II, above, shall be subject to a Royalty as provided for in Appendix C to this License Agreement for Licensed Product Sold by LGC or a LGC Affiliate, or for any internal use of the Licensed Product by LGC or an LGC Affiliate.


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      B.  The Royalties provided herein are in consideration of the trade secrets, know-how, Patent Rights, and Proprietary Information provided by PANDA hereunder, and the ability of LGC to achieve a significant competitive advantage by its early entry into the marketplace due to its access to such intellectual property rights.

      C. In addition to the Royalty provided above, LGC shall pay PANDA a one time, non-refundable license fee of U.S. $250,000.00 within forty-five
(45) days of the Effective Date of the Agreement. The consideration for such license fee shall include the license of the Technology and technical information related to the Technology.


V.    PAYMENTS, RECORDS AND REPORTS
      -----------------------------

      A. Within thirty (30) days after the end of each calendar quarter in which Royalties are earned or otherwise become due under this License Agreement, LGC shall furnish PANDA with a written report setting forth the computation of the Royalties payable during the preceding calendar quarter, and shall make such payment. Royalties shall be paid to PANDA in U.S. dollars. In case a conversion from one currency to another is involved in determining an earned Royalty Payment, the exchange rate shall be the exchange rate in effect at the Chase Manhattan Bank in New York City on the last day of the applicable Calendar Quarter. Late payments shall bear interest at the rate of prime plus two percent, as in effect at the Chase Manhattan Bank in New York City at the time such payments originally become due.

      B. LGC shall keep and maintain complete and accurate records in sufficient detail to enable Royalties payable to PANDA hereunder to be determined (including records on all conversion of currency under Paragraph A above), and it shall permit such records to be inspected once per year upon written notice by PANDA during reasonable business hours by a certified public accountant or firm of certified public accountants reasonably acceptable to LGC and appointed by PANDA for this purpose; provided, however, that LGC shall have the right to destroy or discard such records in accordance with LGC's record retention policy, provided that such records shall be kept for a minimum of five (5) years after the end of the Calendar Quarter to which they apply. PANDA shall bear the cost and expense of such investigation by accountants, unless the accountants determine that LGC's determination of the Royalties due and owing to PANDA was incorrect (in LGC's favor) in an amount exceeding four percent (4%) of the amount calculated by LGC, in which case LGC shall bear such cost and expense.

VI.   GRANTBACK OF LICENSE
      --------------------

      LGC grants to PANDA a perpetual license under information and inventions, whether patentable or not, related to improvements, modifications, and derivatives of Licensed Products or Licensed Process originated or invented during the term of this License Agreement by employees, agents, contractors, or suppliers of LGC having access to

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Licensed Product, Licensed Process, or Proprietary Information.  Such
license to PANDA shall be non-exclusive, irrevocable, perpetual, world-wide, and royalty free to make, have made, use, import, sell, offer for sale, and otherwise transfer products covered by such information and inventions. PANDA may not sublicense or assign this right, other than to a PANDA Affiliate, or as part of an acquisition of PANDA or sale of PANDA assets.


VII.  JOINT PUBLIC ANNOUNCEMENT
      -------------------------

      Upon the signing of this License Agreement by authorized representatives of LGC and PANDA, a joint press release in a form mutually agreed will be issued announcing the execution of this License Agreement.


VIII. USE OF PANDA'S TRADEMARKS
      -------------------------

      A.  Use of Trademarks.
          -----------------

      Licensee may use (in the manner agreed to by Licensor and Licensee from time to time during the term of this Agreement) the trademark VSPA or other similar marks (the "Trademarks") in connection with the sale, distribution, marketing and promotion of the Licensed Products. Licensee shall not pay Licensor any additional fee for such use. Licensee may not use third party trademarks, tradenames, service marks and commercial symbols in connection with the sale, distribution, marketing and promotion of the Licensed Products, but Licensee may adopt and use its own trademarks, tradenames, service marks and commercial symbols in connection therewith. Licensee shall give Licensor thirty (30) days prior written notice before using any Trademarks for the first time in a particular jurisdiction outside the United States. At Licensor's request and expense, Licensee shall execute a registered user agreement and any other documents that Licensor may reasonably request in order to establish or confirm Licensor's right, title and interest with respect to the Trademarks.

      B.  Quality Control
          ---------------

      Licensee shall apply the Trademarks only to Licensed Products that have been manufactured in accordance with those specific quality control standards that Licensor may from time to time promulgate and communicate to Licensee with respect to such Licensed Products sold under the Trademarks; provided, however, that those standards shall be no higher than the standards by which Licensor manufactures such Licensed Products itself.

      Additionally, Licensee shall use the Trademarks in compliance with all relevant laws and regulations and submit samples of Licensed Products sold under the Trademarks, upon the request of Licensor, so as to enable Licensor to inspect such samples and confirm that Licensee is in compliance with its obligations under this Section. Licensor shall in no case delay

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approval or rejection by more than thirty (30) days from the time of submittal by LGC.

      Licensee shall not modify any of the Trademarks in any way and not use any of the Trademarks on any goods or services other than the Licensed Products.

      If Licensee fails to use the Trademarks in compliance with this Section, such failure shall be deemed to be a material breach of one of the Licensee's obligations under this Agreement, for the purposes of possible termination of this Agreement.


IX.   ASSEMBLY EQUIPMENT
      ------------------

      LGC and PANDA shall each use its best efforts to design and develop the Assembly Equipment to make the VSPA packages and LGC shall have the option to purchase such Assembly Equipment from PANDA. If LGC chooses to exercise its option to purchase such Assembly Equipment from PANDA, a separate standard purchase and sales agreement for each item of Assembly Equipment shall be executed by the parties, at prices to be determined through negotiation.


X.    MOLDS, PLASTIC FRAMES AND PINS
      ------------------------------

      LGC will have the option to make the molds, plastic frames, covers and pins, and PANDA will transfer representative component drawings for a 264 pin VSPA package for such manufacture if requested to do so, at cost. Alternatively, PANDA will supply molds, plastic frames, covers and pins pursuant to a standard purchase and sale agreement to be executed by the parties, at prices to be determined by negotiation.


XI.   TRAINING OF LGC PERSONNEL
      -------------------------

      LGC shall be entitled to send up to two (2) employees to Boca Raton for a total of up to forty (40) hours of training with respect to Licensed Product, Licensed Process, and Proprietary Information. Training in excess of this amount shall be billed to LGC by PANDA at $150/hour. LGC shall be responsible for all expenses and liabilities of such employees.


XII.  PURCHASE OF LICENSED PRODUCT BY PANDA
      -------------------------------------

      LGC agrees to accept purchase orders from PANDA for Licensed Product during the term of this License Agreement on a most favored customer basis and to sell Licensed Product to PANDA at an agreed upon price. No royalties shall be payable to PANDA on such sales of Licensed Product.



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XIII. TRANSFER OF PROPRIETARY INFORMATION
      -----------------------------------

      Within fifteen (15) days of execution of this Agreement, PANDA shall provide two (2) copies of the materials identified in Appendix B.


XIV.  ASSIGNMENT BY PANDA
      -------------------

      PANDA may assign any of its rights, including rights to payments of earned Royalties, to any corporation or other entity which is an Affiliate of PANDA.


XV.   TERM AND TERMINATION
      --------------------

      A. This License Agreement shall become effective as of the Effective Date and, unless otherwise terminated as provided herein, shall continue in full force and effect until the last to expire of the Licensed Patents. Thereafter, LGC may acquire a license to know-how and trade secrets covered herein at a reduced royalty rate to be agreed upon between LGC and PANDA.

      B. Termination for Cause. After the occurrence of any of the following events, this License Agreement may be terminated by either Party (the "Terminating Party") by giving written notice of Termination to the other Party, such Termination being immediately effective upon the giving of such Notice of Termination:

         (a) A material breach or default as to any obligation hereunder by the other Party and the failure of the other Party to promptly pursue (within thirty (30) days after receiving written notice thereof from the Terminating Party) a reasonable remedy designed to cure (in the reasonable judgment of the Terminating Party) such material breach or default; or

         (b) The filing of a petition in bankruptcy, insolvency or reorganization against or by the other Party, which petition shall not have been dismissed within ninety (90) days of filing thereof, or the other Party becoming subject to a composition for Creditors, whether by law or agreement, or the other Party going into receivership or otherwise become insolvent; or

      C. LGC shall have the right to terminate this License Agreement at any time with or without cause upon six (6) months prior written notice to PANDA. Termination of this License Agreement by LGC shall not alter or affect the rights or obligations of either party arising prior to such termination, nor shall termination pursuant to this Section relieve LGC of its payment obligations hereunder. Any termination by LGC as provided in this Paragraph shall not prejudice the right of PANDA to recover any earned Royalty, or other sums owned or accrued at the time of such termination nor prejudice the right of PANDA to maintain an action against LGC for infringement of its patent or other intellectual property rights.


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      D.  The parties agree that upon termination or expiration of this
License Agreement, Licensee shall immediately cease: (i) any use or practice of the Licensed Product or the Licensed Process; and (ii), except as provided in Section F below, any making, use, or sale of the Licensed Product, including internal use within LGC or LGC Affiliates. Upon termination or expiration of this License Agreement, LGC shall, at its own expense, return to PANDA all Proprietary Information as soon as practicable after the date of termination or expiration, including, but not limited to, the materials identified in Appendix B, original documents, drawings, computer diskettes, models, samples, notes, reports, notebooks, letters, manuals, prints, memoranda and any copies thereof, which have been received by LGC. All Proprietary Information and Patent Rights shall remain the exclusive property of PANDA during the term of this License Agreement and thereafter.

      E. Upon termination or expiration of this License Agreement, nothing shall be construed to release License from its obligations to pay Licensor any and all royalties, license fees or other amounts accrued but unpaid hereunder prior to the date of such termination or expiration.

      F. After termination or expiration of this License Agreement for any reason by either party, LGC may sell all Licensed Product which it has on hand upon the date of termination or expiration provided, however, that the sales shall be completed not later than six (6) months from the date of the termination or expiration and that the termination or expiration shall not relieve LGC from making the full earned Royalty payments herein provided on all Licensed Product by it either before or after the date of the termination or expiration.


XVI.  INFRINGEMENT
      ------------

      In the event Licensee shall learn of a possible infringement of any patent included in the Patent Rights, Licensee shall promptly call Licensor's attention thereto in writing and shall provide Licensor with evidence of the infringement. Both parties shall use their best efforts in cooperation with each other to terminate the infringement without litigation. If the efforts of the parties are not successful in abating the infringement within ninety (90) days after the infringer has been formally notified by Licensor of the infringement, Licensor shall have the right to: (a) commence suit on its own account; and (b) join Licensee in such suit; and Licensor shall give timely notice in writing to Licensee of its election. Any proceeds of such suit shall be the property of Licensor.

XVII. PATENT MARKING
      --------------

      Licensee agrees to mark all Licensed Products made, used, or sold under the terms of this License Agreement, or their container with the numbers of applicable patents of PANDA or other appropriate marking in accordance with the patent marking laws of the country in which the Licensed Product is manufactured, used, or sold.


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XVIII. WAIVER OF DEFAULT
       -----------------

      A waiver, express or implied, by either of the parties hereto of any right hereunder or of any default, breach, or other failure to perform by the other party hereto, shall not constitute or be deemed a future waiver of that or any other right hereunder or of any default, breach or any other failure to perform thereafter by such other party. All waivers to be effective must be in writing and signed by the waiving party.

XIX.  GOVERNING LAW
      -------------

      This License Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Florida, USA, excluding its conflict of law principles.

XX.   NO RIGHTS BY IMPLICATION
      ------------------------

      No rights or licenses with respect to Licensed Product or Licensed Process are granted or deemed granted hereunder or in connection herewith, other than those rights or expressly granted in this License Agreement.

XXI.  DEFENSIVE LITIGATION
      --------------------

      Licensee shall defend and indemnify Licensor from and against any damages, liabilities, costs, and expenses, including reasonable attorney's fees and Court costs, either: (i) arising out of the manufacture, use,
sale, or other transfer of Licensed Product   by Licensee or its customers;
or (ii) arising out of improvements, modifications, or derivatives of Licensed Product introduced by Licensee or its customers; or (iii) arising out of injuries or damages caused by Licensed Product; provided that, Licensee shall have no liability under this indemnity with respect to any claim, which alleges that the Patent Rights infringe any rights of a third party.


XXII. DISPUTE RESOLUTION
      ------------------

      A. Any dispute, controversy, or claim arising out of or relating to this License Agreement, or to a breach thereof, including its interpretation, performance, or termination shall be submitted to and finally resolved by arbitration. The arbitration shall be conducted in the English language in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce in effect on the date hereof. Any such arbitration shall take place in the State of Florida, United States of America. The decision of the arbitrators shall be final and binding upon the parties hereof, and the expense of the arbitration (including without limitation the award of attorney's fees to the prevailing party) shall be paid as the arbitrators determine.

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      B.  Notwithstanding anything contained in this Section, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party in order to enforce the instituting party's rights hereunder through reformation of contact, specific performance, temporary restraining order, preliminary injunction, final injunction, or similar equitable relief.


XXIII. NOTICES
       -------

      Each notice required or permitted to be sent under this License Agreement shall be given by Federal Express or comparable express delivery service to Licensor and to Licensee at the address indicated below:

    For Licensor:      The Panda Project, Inc.
                       901 Yamato Road
                       Boca Raton, Florida 33431-4413
                       Attention:  Stanford W. Crane, Jr.

    For Licensee:      LG Cable & Machinery Ltd.
                       555, Hogye-dong, Dong an-gu
                       Anyang-shi, Kyungki-do 430-080
                       Korea

Either party may change its address for purposes of this License Agreement by giving the other party written notice of its new address.


XXIV. ENTIRE UNDERSTANDING
      --------------------

      This License Agreement embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and there are no prior representations, warranties, or agreements that relate to Licensed Product, Licensed Process, Proprietary Information, and Patent Rights.


XXV.  INVALIDITY
      ----------

      If any provision of this License Agreement is declared invalid or unenforceable by an arbitration panel or by a court having competent jurisdiction, it is mutually agreed that this License Agreement shall endure except for the part declared invalid or unenforceable. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision, which shall be a reasonable substitute for such invalid or unenforceable provision, in light of the intent of this License Agreement.


XXVI. AMENDMENTS
      ----------


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Page 11

      Any amendment or modification of any provision of this License Agreement must be in writing, dated and signed by both LGC and PANDA.


XXVII. SURVIVABILITY
       -------------

      The following provisions, as well as any other provisions whose survivability is reasonably intended by the terms of this Agreement, shall survive after the termination or expiration of this Agreement: III, IV, V, VI, XIV, XVI, XIX, XXI, XXII and XXX.


XXVIII. RESPONSIBILITY FOR TAXES
        ------------------------

      If Licensee is required to withhold taxes from any amount payable by Licensee hereunder, then Licensee shall pay to Licensor an additional amount as may be necessary so that Licensor will receive, after deduction of the withheld tax, the amount that Licensor would have received in the absence of the withholding tax.


XXIX. COUNTERPARTS
      ------------

      This License Agreement may be executed in any number of English language counterparts and each such counterpart shall be deemed to be an original.


XXX.  BINDING EFFECT
      --------------

      This License Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors, assigns, estates, beneficiaries, representatives, and heirs.


XXXI. WARRANTY AND DISCLAIMER
      -----------------------

      A. Each party represents and warrants that it has full corporate power and authority to enter into and perform this Agreement. This Agreement has been duly authorized and duly executed and delivered by Licensor and Licensee, and it is valid, binding and enforceable against each party in accordance with its terms.

      B. EXCEPT AS SET FORTH IN THIS SECTION, THE PARTIES ACKNOWLEDGE AND AGREE THAT THERE ARE NO WARRANTIES, COVENANTS, REPRESENTATIONS, OR AGREEMENTS BY PANDA AS TO MARKETABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER ATTRIBUTES, TITLE, AND NON-INFRINGEMENT WHETHER EXPRESS OR IMPLIED (IN LAW OR IN FACT), ORAL OR WRITTEN.


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Page 12

XXXII. COMPLIANCE WITH LAW
       -------------------

      PANDA agrees to comply with the laws and regulations of the United States government, and LGC agrees to comply with the laws and regulations of the Korean government, and the United States government, as may be applicable to LGC in connection with the exportation of products or technical data.

XXXIII.

      In the event that the Korean government requires that it review this Agreement, such review will be the responsibility of LGC, and if any changes or modifications are made in this Agreement as required by the Korean government, PANDA will have the right to terminate this Agreement; provided however, if any such changes or modifications are made or required after the execution of this Agreement or the commencement of the license, such termination will not relieve LGC from its obligation to pay the full license fee required under Paragraph IV C and any accrued Royalty Payments required under Paragraph IV.


        IN WITNESS WHEREOF, PANDA and LGC have signed this License
Agreement.


THE PANDA PROJECT, INC.

By:
       ---------------------------
Name:
       ---------------------------
Title:
       ---------------------------
Date:
       ---------------------------


LG CABLE & MACHINERY LTD.

By:
       ---------------------------
Name:
       ---------------------------
Title:
       ---------------------------
Date:
       ---------------------------




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                   CONFIDENTIAL MATERIALS OMITTED AND FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.


                                 APPENDIX A
                                 ----------

                  Status Report of VSPA Patent Applications
                  -----------------------------------------

U.S. Applications
-----------------

1.  U.S. Application Ser. No. **********

Subject:  *****************
Title:    ***********************
Filed:    *************

2.  U.S. Application Ser. No. **********

Subject:  *****************
Title:    ***********************
Filed:    *************

3.  U.S. Application Ser. No. **********

Subject:  *****************
Title:    ***********************
Filed:    *************

4.  U.S. Application Ser. No. **********

Subject:  *****************
Title:    ***********************
Filed:    *************

5.  U.S. Application Ser. No. **********

Subject:  *****************
Title:    ***********************
Filed:    *************


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                   CONFIDENTIAL MATERIALS OMITTED AND FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.

Foreign Patent and Applications
-------------------------------

6.  Taiwanese Patent No. 70517

Subject:   Spider Pack (VSPA)
Title:     "Prefabricated Semiconductor Chip Carrier@
Filed:     March 16, 1994
Appl. No.  83102269

ISSUED:    March 11, 1995

7.  PCT Application Ser. No. **********

Subject:   *****************
Title:     ***********************
Filed:     *************

8.  PCT Application Ser. No. **********

Subject:   *****************
Title:     ***********************
Filed:     *************

9.  PCT Application Ser. **********

Subject:   *****************
Title:     ***********************
Filed:     *************

10. PCT Application Ser. No. **********

Subject:   *****************
Title:     ***********************
Filed:     *************

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                             APPENDIX B
                             ----------

Identification of Proprietary Information transferred to LGC.

(1) Design drawings for the VSPA 264 pin package (latest revision as of date of signed agreement)

    (a)  assembly:  Dwg. # 210800003
    (b)  pins (3 separate parts numbers):  Dwg. #s 210500004, 210500005,
         210500006
    (c)  frame subassembly:  Dwg. #211600001
    (d)  plastic housing:  Dwg. #210200002
    (e)  die attach plate:  Dwg. #210900005
    (f)  plating specification:  Dwg. #211500003

(2)  Materials list qualified for use for device assembly.

(3) Existing process specifications for relative assembly processes (incomplete at this time).

    (a)  die attach
    (b)  wirebonding
    (c)  encapsulation
    (d)  PCB assembly

(4)  JEDEC registration documentation

(5) Pertinent reports and information relative to VSPA performance evaluations, (electrical and thermal), materials evaluations, and qualification testing.

(6)  Existing design for a test socket for VSPA 264 pin package

    (a)  sample test socket for VSPA 264 pin package

Panda will keep LGC informed of the availability of design information relating to higher density configurations of the Licensed Products and if LGC requests the design information it will be provided on a compensation basis agreed to by LGC and PANDA at the time of LGC's request.

                   CONFIDENTIAL MATERIALS OMITTED AND FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.

                             APPENDIX C
                             ----------

Royalty Schedule

          Number of I/O per package           Royalty per I/O
          -------------------------           ---------------

                  ********                        ********
                  ********                        ********
                  ********                        ********
                  ********                        ********
                  ********                        ********
                  (regardless of I/Os)

When LGC has accrued an aggregate payment related to PQFP-B (VSPA) ********** to Panda at any time starting from the effective date of this License Agreement, where the aggregate payment related to PQFP-B includes the license fee, royalties, equipment purchases from Panda, raw material purchases from Panda, and investment in Panda including any stock purchases, the royalty schedule changes to the following:

          Number of I/O per package           Royalty per I/O
          -------------------------           ---------------

                  ********                        ********
                  ********                        ********
                  ********                        ********
                  ********                        ********
                  ********                        ********
                  (regardless of I/Os)

Licensor agrees that if during the term of this Agreement Licensor enters into an agreement with a third party the provisions of which are substantially identical to this Agreement but which provides for royalties lower than those shown above, Licensee shall pay royalties to Licensor thereafter based on such lower royalty rate.